COMPANY CONTACTS

Jeff Donnelly
Chief Financial Officer
(240) 744-1190

Briony Quinn
Senior Vice President
(240) 744-1196

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS SECOND QUARTER RESULTS

BETHESDA, Maryland, Thursday, August 3, 2023 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 36 premium hotels and resorts in the United States, today announced results of operations for the quarter ended June 30, 2023.

Second Quarter 2023 Highlights

•Net Income: Net income was $39.1 million and earnings per diluted share was $0.17.
•Comparable Revenues: Comparable total revenues were $289.3 million, a 0.9% increase over 2022 and a 9.3% increase over 2019.
•Comparable RevPAR: Comparable RevPAR was $226.41, a 0.5% increase over 2022 and a 8.0% increase over 2019.
•Comparable Hotel Adjusted EBITDA: Comparable Hotel Adjusted EBITDA was $93.6 million, a 9.7% decrease over 2022 and a 3.5% increase over 2019.
•Comparable Hotel Adjusted EBITDA Margin: Comparable Hotel Adjusted EBITDA margin was 32.36%, a 381 basis point decrease over 2022 and a 178 basis point decrease over 2019.
•Adjusted EBITDA: Adjusted EBITDA was $85.8 million, a 6.7% decrease over 2022 and a 5.8% increase over 2019.
•Adjusted FFO: Adjusted FFO was $67.3 million and Adjusted FFO per diluted share was $0.32.
•Share Repurchases: The Company repurchased 262,054 shares of its common stock at an average price of $7.67 per share for a total purchase price of $2.0 million during the second quarter.

Recent Developments

•Hotel Acquisition: The Company acquired Chico Hot Springs Resort located in Paradise Valley, Montana for $33.0 million on August 1, 2023.
•Hotel Rebranding: The Company completed the rebranding of the Hilton Boston Downtown/Faneuil Hall to The Dagny, an independent lifestyle boutique hotel, on August 1, 2023.

“The DiamondRock portfolio delivered a new record for comparable revenues in the quarter even as it made major investments into its portfolio to secure future performance. Our urban portfolio delivered strong total revenue growth of 7.1% with solid performance from group, but the rate of improvement in business transient demand appears to be moderating. Competition from international destinations and cruise lines led our smaller portfolio of resorts to rebalance to a ‘new normal’ with total revenues declining 8.3%. However, revenues from our resorts remained 33.1% ahead of the comparable period in 2019 as destination resorts remain the biggest winner from an acceleration in the secular demand for leisure travel. After quarter end, we completed the major repositioning of The Dagny in Boston as well as acquiring a very attractive boutique resort in Montana,” said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company.

Operating Results

Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDAre,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO” and a reconciliation of these measures to net income. Comparable operating results include all hotels currently owned for all periods presented, except the Kimpton Fort Lauderdale Beach Resort, which opened in April 2021. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

	Quarter Ended June 30,			Change From
	2023	2022	2019	2022	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$294.66	$300.68	$254.63	(2.0)%	15.7%
Occupancy	76.8%	74.9%	82.3%	1.9%	(5.5)%
RevPAR	$226.41	$225.19	$209.59	0.5%	8.0%
Total RevPAR	$333.88	$331.56	$306.75	0.7%	8.8%
Revenues	$289.3	$286.6	$264.7	0.9%	9.3%
Hotel Adjusted EBITDA	$93.6	$103.7	$90.4	(9.7)%	3.5%
Hotel Adjusted EBITDA Margin	32.36%	36.17%	34.14%	(381 bps)	(178 bps)
Available Rooms	866,411	864,323	863,014	2,088	3,397

Actual Operating Results (2)
Revenues	$291.2	$281.4	$257.9	3.5%	12.9%
Net income	$39.1	$52.7	$29.1	(25.8)%	34.4%
Earnings per diluted share	$0.17	$0.23	$0.14	(26.1)%	21.4%
Adjusted EBITDA	$85.8	$92.0	$81.1	(6.7)%	5.8%
Adjusted FFO	$67.3	$76.5	$65.1	(12.0)%	3.4%
Adjusted FFO per diluted share	$0.32	$0.36	$0.32	(11.1)%	—%

	Six Months Ended June 30,			Change From
	2023	2022	2019	2022	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$286.94	$293.47	$241.22	(2.2)%	19.0%
Occupancy	71.8%	65.4%	77.3%	6.4%	(5.5)%
RevPAR	$205.94	$192.05	$186.36	7.2%	10.5%
Total RevPAR	$307.45	$285.23	$276.90	7.8%	11.0%
Revenues	$529.7	$490.3	$475.2	8.0%	11.5%
Hotel Adjusted EBITDA	$155.5	$157.1	$142.2	(1.0)%	9.4%
Hotel Adjusted EBITDA Margin	29.37%	32.04%	29.91%	(267 bps)	(54 bps)
Available Rooms	1,722,727	1,718,765	1,716,288	3,962	6,439

Actual Operating Results (2)
Revenues	$534.8	$478.2	$460.3	11.8%	16.2%
Net income	$48.3	$62.8	$38.1	(23.1)%	26.8%
Earnings per diluted share	$0.20	$0.27	$0.19	(25.9)%	5.3%
Adjusted EBITDA	$141.1	$136.9	$130.2	3.1%	8.4%
Adjusted FFO	$105.3	$107.3	$107.1	(1.9)%	(1.7)%
Adjusted FFO per diluted share	$0.49	$0.50	$0.53	(2.0)%	(7.5)%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021, Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and Lake Austin Spa Resort from January 1, 2019 to November 20, 2022 and exclude the operating results of the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2) Actual operating results include the operating results of all hotels for the Company's respective ownership periods.

Ground Lease Buyout

On April 20, 2023, the Company acquired the fee simple interest in a land parcel underlying the parking structure at the Renaissance Worthington Hotel that had been subject to a ground lease. The purchase price of $1.8 million represents a 5.2% capitalization rate on the annual rent.

Capital Expenditures

The Company invested approximately $47.9 million in capital improvements at its hotels during the six months ended June 30, 2023. The Company continues to expect to spend $100 million to $115 million on capital improvements at its hotels in 2023. Significant projects in 2023 include the following:

•Hilton Boston Downtown/Faneuil Hall: The Company completed a comprehensive renovation to rebrand the hotel as The Dagny, an independent lifestyle hotel.
•Salt Lake City Marriott: The Company is in the process of completing a renovation of the guestrooms, which is expected to be completed in the third quarter of 2023.
•Hilton Burlington Lake Champlain: The Company commenced a repositioning of the hotel to rebrand it as a Curio Collection hotel. The repositioning is expected to be completed in the first quarter of 2024 and includes a new restaurant concept by a well-known, award-winning chef.

Share Repurchase Program

During the quarter ended June 30, 2023, the Company repurchased 262,054 shares of its common stock at an average price of $7.67 per share for a total purchase price of $2.0 million. Since October 2022, the Company has repurchased 1.9 million shares of it common stock at an average price of $7.77 per share.

Balance Sheet and Liquidity

The Company ended the quarter with $604.8 million of liquidity, comprised of $98.6 million of unrestricted corporate cash, $106.2 million of unrestricted cash at its hotels and full capacity on its $400 million senior unsecured credit facility. As of June 30, 2023, the Company had $1.2 billion of total debt outstanding, which consisted of $800.0 million of unsecured term loans and $383.0 million of property-specific, non-recourse mortgage debt.

Dividends

The Company declared a quarterly cash dividend of $0.03 per common share, which was was paid on July 12, 2023 to shareholders of record as of June 30, 2023. The Company paid a quarterly dividend of $0.515625 per share on its 8.250% Series A Cumulative Redeemable Preferred Stock on June 30, 2023 to shareholders of record as of June 20, 2023.

Earnings Call
The Company will host a conference call to discuss its second quarter results on Thursday, August 3, 2023, at 5:00 p.m. Eastern Time (ET). The conference call will be accessible by telephone and through the internet. Interested individuals are requested to register for the call by visiting https://investor.drhc.com. A replay of the conference call webcast will be archived and available online.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in leisure destinations and top gateway markets. The Company currently owns 36 premium quality hotels with over 9,700 rooms. The Company has strategically positioned its portfolio to be operated both under leading global brand families as well as independent boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY

CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30, 2023	December 31, 2022
ASSETS	(unaudited)
Property and equipment, net	$2,740,395	$2,748,476
Right-of-use assets	97,834	99,047
Restricted cash	37,535	39,614
Due from hotel managers	164,193	176,708
Prepaid and other assets	86,224	76,131
Cash and cash equivalents	98,556	67,564
Total assets	$3,224,737	$3,207,540
LIABILITIES AND EQUITY
Liabilities:
Mortgage and other debt, net of unamortized debt issuance costs	$382,157	$386,655
Unsecured term loans, net of unamortized debt issuance costs	799,271	799,138
Senior unsecured credit facility	—	—
Total debt	1,181,428	1,185,793

Lease liabilities	111,233	110,875
Due to hotel managers	119,706	123,682
Deferred rent	67,260	65,097
Unfavorable contract liabilities, net	60,240	61,069
Accounts payable and accrued expenses	39,811	43,120
Distributions declared and unpaid	6,437	12,946
Deferred income related to key money, net	8,565	8,780
Total liabilities	1,594,680	1,611,362
Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized;
8.250% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), 4,760,000 shares issued and outstanding at June 30, 2023 and December 31, 2022	48	48
Common stock, $0.01 par value; 400,000,000 shares authorized; 209,589,638 and 209,374,830 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	2,095	2,094
Additional paid-in capital	2,287,348	2,288,433
Accumulated other comprehensive income	3,830	—
Distributions in excess of earnings	(670,063)	(700,694)
Total stockholders’ equity	1,623,258	1,589,881
Noncontrolling interests	6,799	6,297
Total equity	1,630,057	1,596,178
Total liabilities and equity	$3,224,737	$3,207,540

DIAMONDROCK HOSPITALITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Rooms	$197,318	$193,025	$357,991	$325,195
Food and beverage	68,369	68,606	128,146	114,354
Other	25,560	19,776	48,663	38,691
Total revenues	291,247	281,407	534,800	478,240
Operating Expenses:
Rooms	45,116	42,645	85,319	76,475
Food and beverage	45,908	43,471	89,058	76,692
Other departmental and support expenses	65,445	59,521	127,413	108,058
Management fees	6,885	6,312	11,873	10,332
Franchise fees	9,403	8,693	17,480	14,503
Other property-level expenses	26,934	20,977	51,051	42,949
Depreciation and amortization	27,840	27,389	55,312	54,044
Impairment losses	941	—	941	2,843
Corporate expenses	8,284	8,726	16,151	14,759
Business interruption insurance income	(110)	—	(110)	(499)
Total operating expenses, net	236,646	217,734	454,488	400,156

Interest expense	15,567	9,675	32,739	13,794
Interest (income) and other (income) expense, net	(522)	606	(945)	892
Total other expenses, net	15,045	10,281	31,794	14,686
Income before income taxes	39,556	53,392	48,518	63,398
Income tax expense	(422)	(691)	(196)	(637)
Net income	39,134	52,701	48,322	62,761
Less: Net income attributable to noncontrolling interests	(169)	(184)	(201)	(216)
Net income attributable to the Company	38,965	52,517	48,121	62,545
Distributions to preferred stockholders	(2,454)	(2,454)	(4,908)	(4,908)
Net income attributable to common stockholders	$36,511	$50,063	$43,213	$57,637
Earnings per share:
Earnings per share available to common stockholders - basic	$0.17	$0.24	$0.20	$0.27
Earnings per share available to common stockholders - diluted	$0.17	$0.23	$0.20	$0.27

Weighted-average number of common shares outstanding:
Basic	211,673,828	212,834,222	211,543,398	212,663,838
Diluted	212,161,950	213,520,706	212,092,590	213,279,174

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable U.S. GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by U.S. GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA, EBITDAre and FFO

EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre represents net income (calculated in accordance with U.S. GAAP) adjusted for: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; (3) depreciation and amortization; (4) gains or losses on the disposition of depreciated property including gains or losses on change of control; (5) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (6) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

We believe EBITDA and EBITDAre are useful to an investor in evaluating our operating performance because they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization, and in the case of EBITDAre, impairment and gains or losses on dispositions of depreciated property) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA and EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by the Nareit, which defines FFO as net income determined in accordance with U.S. GAAP, excluding gains or losses from sales of properties and impairment losses, plus real estate related depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate related depreciation and amortization and gains or losses on the sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDAre, FFO and Hotel EBITDA

We adjust EBITDAre, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre, FFO and Hotel EBITDA for the following items:

•Non-Cash Lease Expense and Other Amortization: We exclude the non-cash expense incurred from the straight line recognition of expense from our ground leases and other contractual obligations and the non-cash amortization of our favorable and unfavorable contracts, originally recorded in conjunction with certain hotel acquisitions. We exclude these non-cash items because they do not reflect the actual cash amounts due to the respective lessors and service providers in the current period and they are of lesser significance in evaluating our actual performance for that period.

•Cumulative Effect of a Change in Accounting Principle: The Financial Accounting Standards Board promulgates new accounting standards that require or permit the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•Severance Costs: We exclude corporate severance costs, or reversals thereof, incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations or structured severance programs because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•Hotel Manager Transition Items: We exclude the transition items associated with a change in hotel manager because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Hotel Pre-Opening Costs: We exclude the pre-opening costs associated with the redevelopment or rebranding of a hotel because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Other Items:  From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to interest rate swaps. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA, EBITDAre and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA, EBITDAre and Adjusted EBITDA (in thousands):

	Three Months Ended June 30,
	2023	2022	2019
Net income	$39,134	$52,701	$29,074
Interest expense	15,567	9,675	12,418
Income tax expense	422	691	4,571
Real estate related depreciation and amortization	27,840	27,389	29,335
EBITDA	82,963	90,456	75,398
Impairment losses	941	—	—
EBITDAre	83,904	90,456	75,398
Non-cash lease expense and other amortization	1,537	1,556	1,784
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	3,700
Hotel pre-opening costs	326	—	—
Hotel manager transition items	—	(13)	171
Adjusted EBITDA	$85,767	$91,999	$81,053

	Six Months Ended June 30,
	2023	2022	2019
Net income	$48,322	$62,761	$38,054
Interest expense	32,739	13,794	24,080
Income tax expense	196	637	722
Real estate related depreciation and amortization	55,312	54,044	58,331
EBITDA	136,569	131,236	121,187
Impairment losses	941	2,843	—
EBITDAre	137,510	134,079	121,187
Non-cash lease expense and other amortization	3,087	3,124	3,499
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	5,067
Hotel pre-opening costs	542	—	—
Severance costs (2)	—	(532)	—
Hotel manager transition items	—	236	468
Adjusted EBITDA	$141,139	$136,907	$130,221
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, and adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Hotel EBITDA and Hotel Adjusted EBITDA
    The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended June 30,
	2023	2022	2019
Net income	$39,134	$52,701	$29,074
Interest expense	15,567	9,675	12,418
Income tax expense	422	691	4,571
Real estate related depreciation and amortization	27,840	27,389	29,335
EBITDA	82,963	90,456	75,398
Corporate expenses	8,284	8,726	7,403
Interest (income) and other (income) expense, net	(522)	606	(105)
Impairment losses	941	—	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	3,700
Hotel EBITDA	91,666	99,788	86,396
Non-cash lease expense and other amortization	1,537	1,556	1,784
Hotel pre-opening costs	326	—	—
Hotel manager transition items	—	(13)	171
Hotel Adjusted EBITDA	$93,529	$101,331	$88,351

	Six Months Ended June 30,
	2023	2022	2019
Net income	$48,322	$62,761	$38,054
Interest expense	32,739	13,794	24,080
Income tax expense	196	637	722
Real estate related depreciation and amortization	55,312	54,044	58,331
EBITDA	136,569	131,236	121,187
Corporate expenses	16,151	14,759	14,467
Interest (income) and other (income) expense, net	(945)	892	(408)
Impairment losses	941	2,843	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	5,067
Hotel EBITDA	152,716	149,730	140,313
Non-cash lease expense and other amortization	3,087	3,124	3,499
Hotel pre-opening costs	542	—	—
Hotel manager transition items	—	236	468
Severance costs (2)	—	(532)	—
Hotel Adjusted EBITDA	$156,345	$152,558	$144,280
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended June 30,
	2023	2022	2019
Net income	$39,134	$52,701	$29,074
Real estate related depreciation and amortization	27,840	27,389	29,335
Impairment losses	941	—	—
FFO	67,915	80,090	58,409
Distribution to preferred stockholders	(2,454)	(2,454)	—
FFO available to common stock and unit holders	65,461	77,636	58,409
Non-cash lease expense and other amortization	1,537	1,556	1,784
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	3,700
Hotel pre-opening costs	326	—	—
Hotel manager transition items	—	(13)	171
Fair value adjustments to interest rate swaps	19	(2,720)	1,075
Adjusted FFO available to common stock and unit holders	$67,343	$76,459	$65,139
Adjusted FFO available to common stock and unit holders, per diluted share	$0.32	$0.36	$0.32

	Six Months Ended June 30,
	2023	2022	2019
Net income	$48,322	$62,761	$38,054
Real estate related depreciation and amortization	55,312	54,044	58,331
Impairment losses	941	2,843	—
FFO	104,575	119,648	96,385
Distribution to preferred stockholders	(4,908)	(4,908)	—
FFO available to common stock and unit holders	99,667	114,740	96,385
Non-cash lease expense and other amortization	3,087	3,124	3,499
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	5,067
Hotel pre-opening costs	542	—	—
Hotel manager transition items	—	236	468
Severance costs (2)	—	(532)	—
Fair value adjustments to interest rate swaps	2,033	(10,222)	1,647
Adjusted FFO available to common stock and unit holders	$105,329	$107,346	$107,066
Adjusted FFO available to common stock and unit holders, per diluted share	$0.49	$0.50	$0.53
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2021 dispositions (in thousands):

	Three Months Ended June 30,
	2023	2022	2019
Revenues	$291,247	$281,407	$257,918
Hotel revenues from prior ownership (1)	(1,971)	5,171	25,088
Hotel revenues from sold hotels (2)	—	—	(18,275)
Comparable Revenues	$289,276	$286,578	$264,731

Hotel Adjusted EBITDA	$93,529	$101,331	$88,351
Hotel Adjusted EBITDA from prior ownership (1)	91	2,323	6,936
Hotel Adjusted EBITDA from sold hotels (2)	—	—	(4,895)
Comparable Hotel Adjusted EBITDA	$93,620	$103,654	$90,392

Hotel Adjusted EBITDA Margin	32.11%	36.01%	34.26%
Comparable Hotel Adjusted EBITDA Margin	32.36%	36.17%	34.14%

	Six Months Ended June 30,
	2023	2022	2019
Revenues	$534,800	$478,240	$460,293
Hotel revenues from prior ownership (1)	(5,146)	12,010	44,475
Hotel revenues from sold hotels (2)	—	—	(29,534)
Comparable Revenues	$529,654	$490,250	$475,234

Hotel Adjusted EBITDA	$156,345	$152,558	$144,280
Hotel Adjusted EBITDA from prior ownership (1)	(796)	4,495	10,694
Hotel Adjusted EBITDA from sold hotels (2)	—	—	(12,815)
Comparable Hotel Adjusted EBITDA	$155,549	$157,053	$142,159

Hotel Adjusted EBITDA Margin	29.23%	31.90%	31.35%
Comparable Hotel Adjusted EBITDA Margin	29.37%	32.04%	29.91%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021, Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and Lake Austin Spa Resort from January 1, 2019 to November 20, 2022. The pre-acquisition operating results of the Kimpton Fort Lauderdale Beach Resort are excluded from all periods as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.
(2) Amounts represent the operating results of Frenchman's Reef and The Lexington Hotel.

Selected Quarterly Comparable Operating Information

The following tables are presented to provide investors with selected quarterly comparable operating information. The operating information includes historical quarterly operating results for our portfolio, excluding the Kimpton Fort Lauderdale Beach Resort since the hotel opened in April 2021.

	Quarter 1, 2019	Quarter 2, 2019	Quarter 3, 2019	Quarter 4, 2019	Full Year 2019
ADR	$225.75	$254.63	$241.37	$244.35	$242.03
Occupancy	72.1%	82.3%	81.2%	75.1%	77.7%
RevPAR	$162.86	$209.59	$195.88	$183.60	$188.07
Total RevPAR	$246.70	$306.75	$278.99	$268.73	$275.36
Revenues (in thousands)	$210,503	$264,731	$243,528	$234,573	$953,335
Hotel Adjusted EBITDA (in thousands)	$51,767	$90,392	$73,486	$65,779	$281,424
Hotel Adjusted EBITDA Margin	24.59%	34.14%	30.18%	28.04%	29.52%
Available Rooms	853,274	863,014	872,896	872,896	3,462,080

	Quarter 1, 2022	Quarter 2, 2022	Quarter 3, 2022	Quarter 4, 2022	Full Year 2022
ADR	$283.70	$300.68	$283.87	$291.05	$290.21
Occupancy	55.9%	74.9%	75.1%	67.3%	68.4%
RevPAR	$158.52	$225.19	$213.19	$195.99	$198.37
Total RevPAR	$238.37	$331.56	$311.71	$293.64	$294.03
Revenues (in thousands)	$203,672	$286,578	$272,659	$256,938	$1,019,847
Hotel Adjusted EBITDA (in thousands)	$53,399	$103,654	$85,804	$76,981	$319,838
Hotel Adjusted EBITDA Margin	26.22%	36.17%	31.47%	29.96%	31.36%
Available Rooms	854,442	864,323	874,702	875,012	3,468,479

	Quarter 1, 2023	Quarter 2, 2023
ADR	$277.92	$294.66
Occupancy	66.7%	76.8%
RevPAR	$185.26	$226.41
Total RevPAR	$280.77	$333.88
Revenues (in thousands)	$240,378	$289,276
Hotel Adjusted EBITDA (in thousands)	$61,929	$93,620
Hotel Adjusted EBITDA Margin	25.76%	32.36%
Available Rooms	856,316	866,411

Market Capitalization as of June 30, 2023
(in thousands)
Enterprise Value

Common equity capitalization (at June 30, 2023 closing price of $8.01/share)	$1,712,105
Preferred equity capitalization (at liquidation value of $25.00/share)	119,000
Consolidated debt (face amount)	1,182,990
Cash and cash equivalents	(98,556)
Total enterprise value	$2,915,539
Share Reconciliation

Common shares outstanding	209,590
Operating partnership units	1,075
Unvested restricted stock held by management and employees	1,210
Share grants under deferred compensation plan	1,871
Combined shares and units	213,746

Debt Summary as of June 30, 2023
(dollars in thousands)
Loan	Interest Rate	Term	Outstanding Principal	Maturity
Courtyard New York Manhattan / Midtown East	4.40%	Fixed	75,255	August 2024
Worthington Renaissance Fort Worth Hotel	3.66%	Fixed	74,681	May 2025
Hotel Clio	4.33%	Fixed	56,784	July 2025
Westin Boston Seaport District	4.36%	Fixed	176,270	November 2025
Unamortized debt issuance costs			(833)
Total mortgage debt, net of unamortized debt issuance costs			382,157

Unsecured term loan	SOFR + 1.35%	Variable	500,000	January 2028
Unsecured term loan	SOFR + 1.35%	Variable	300,000	January 2025 (1)
Unamortized debt issuance costs			(729)
Unsecured term loans, net of unamortized debt issuance costs			799,271

Senior unsecured credit facility	SOFR + 1.40%	Variable	—	September 2026 (1)

Total debt, net of unamortized debt issuance costs			$1,181,428
Weighted-average interest rate of fixed rate debt	3.87%
Total weighted-average interest rate (2)	4.88%

(1)    May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.
(2)    Weighted-average interest rate includes effect of interest rate swaps.

	Operating Statistics – Second Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		2Q 2023	2Q 2022	B/(W) 2022	2Q 2023	2Q 2022	B/(W) 2022	2Q 2023	2Q 2022	B/(W) 2022

Atlanta Marriott Alpharetta	318	$150.26	$152.51	(1.5)%	73.5%	62.0%	11.5%	$110.41	$94.58	16.7%
Bourbon Orleans Hotel	220	$242.09	$254.65	(4.9)%	83.7%	65.8%	17.9%	$202.69	$167.61	20.9%
Cavallo Point, The Lodge at the Golden Gate	142	$613.11	$729.78	(16.0)%	56.8%	59.5%	(2.7)%	$348.54	$434.41	(19.8)%
Chicago Marriott Downtown Magnificent Mile	1,200	$273.80	$258.98	5.7%	70.8%	60.9%	9.9%	$193.76	$157.74	22.8%
Courtyard Denver Downtown	177	$233.95	$223.78	4.5%	83.3%	82.2%	1.1%	$194.88	$183.96	5.9%
Courtyard New York Manhattan/Fifth Avenue	189	$306.37	$291.51	5.1%	94.7%	96.1%	(1.4)%	$290.00	$280.01	3.6%
Courtyard New York Manhattan/Midtown East	321	$348.02	$330.68	5.2%	92.4%	89.2%	3.2%	$321.54	$294.94	9.0%
Embassy Suites by Hilton Bethesda	272	$183.55	$160.43	14.4%	80.0%	62.9%	17.1%	$146.80	$100.86	45.5%
Havana Cabana Key West	106	$293.87	$330.95	(11.2)%	86.7%	90.2%	(3.5)%	$254.75	$298.59	(14.7)%
Henderson Beach Resort	243	$500.73	$528.34	(5.2)%	74.1%	87.2%	(13.1)%	$370.82	$460.58	(19.5)%
Henderson Park Inn	37	$680.86	$732.17	(7.0)%	87.2%	90.9%	(3.7)%	$593.91	$665.62	(10.8)%
Hilton Boston Downtown/Faneuil Hall	403	$327.33	$330.88	(1.1)%	89.1%	85.4%	3.7%	$291.81	$282.69	3.2%
Hilton Burlington Lake Champlain	258	$242.28	$233.43	3.8%	79.0%	76.7%	2.3%	$191.35	$178.98	6.9%
Hilton Garden Inn New York/Times Square Central	282	$283.37	$284.89	(0.5)%	85.6%	98.0%	(12.4)%	$242.70	$279.23	(13.1)%
Hotel Clio	199	$326.27	$318.95	2.3%	74.2%	69.8%	4.4%	$241.96	$222.73	8.6%
Hotel Emblem San Francisco	96	$221.08	$236.51	(6.5)%	66.8%	85.7%	(18.9)%	$147.71	$202.78	(27.2)%
Hotel Palomar Phoenix	242	$204.26	$218.59	(6.6)%	78.2%	65.3%	12.9%	$159.72	$142.83	11.8%
Kimpton Fort Lauderdale Beach Resort	96	$202.15	$236.33	(14.5)%	65.4%	65.3%	0.1%	$132.13	$154.33	(14.4)%
Kimpton Shorebreak Resort	157	$337.46	$356.28	(5.3)%	83.3%	85.2%	(1.9)%	$280.94	$303.51	(7.4)%
L'Auberge de Sedona	88	$979.53	$1,068.06	(8.3)%	67.9%	80.5%	(12.6)%	$664.92	$859.86	(22.7)%
Lake Austin Spa Resort	40	$1,101.21	$1,078.62	2.1%	66.9%	75.5%	(8.6)%	$736.66	$814.30	(9.5)%
Margaritaville Beach House Key West	186	$396.70	$450.34	(11.9)%	90.0%	87.0%	3.0%	$356.95	$391.96	(8.9)%
Orchards Inn Sedona	70	$303.14	$354.54	(14.5)%	69.9%	70.0%	(0.1)%	$211.91	$248.13	(14.6)%
Salt Lake City Marriott Downtown at City Creek	510	$190.99	$181.35	5.3%	61.1%	63.4%	(2.3)%	$116.64	$114.99	1.4%
The Gwen Hotel	311	$339.69	$324.50	4.7%	78.4%	80.1%	(1.7)%	$266.27	$259.81	2.5%
The Hythe Vail	344	$261.14	$240.14	8.7%	34.3%	38.4%	(4.1)%	$89.56	$92.28	(2.9)%
The Landing Lake Tahoe Resort & Spa	82	$390.10	$451.54	(13.6)%	50.6%	48.7%	1.9%	$197.24	$219.78	(10.3)%
The Lindy Renaissance Charleston Hotel	167	$393.54	$412.06	(4.5)%	94.1%	94.1%	—%	$370.39	$387.87	(4.5)%
The Lodge at Sonoma Resort	182	$497.28	$490.14	1.5%	65.2%	71.3%	(6.1)%	$324.37	$349.50	(7.2)%
Tranquility Bay Beachfront Resort	103	$663.23	$784.22	(15.4)%	79.9%	81.7%	(1.8)%	$529.64	$640.73	(17.3)%
Westin Boston Waterfront	793	$267.62	$255.07	4.9%	91.4%	85.9%	5.5%	$244.72	$219.10	11.7%
Westin Fort Lauderdale Beach Resort	433	$258.71	$262.17	(1.3)%	73.7%	82.3%	(8.6)%	$190.66	$215.70	(11.6)%
Westin San Diego Bayview	436	$205.93	$208.76	(1.4)%	80.0%	81.5%	(1.5)%	$164.71	$170.19	(3.2)%
Westin Washington D.C. City Center	410	$250.82	$237.11	5.8%	78.0%	79.6%	(1.6)%	$195.73	$188.68	3.7%
Worthington Renaissance Fort Worth Hotel	504	$198.93	$188.25	5.7%	79.1%	73.9%	5.2%	$157.31	$139.06	13.1%
Comparable Total (1)	9,521	$294.66	$300.68	(2.0)%	76.8%	74.9%	1.9%	$226.41	$225.19	0.5%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2022 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Second Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		2Q 2023	2Q 2019	B/(W) 2019	2Q 2023	2Q 2019	B/(W) 2019	2Q 2023	2Q 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$150.26	$160.44	(6.3)%	73.5%	74.8%	(1.3)%	$110.41	$119.97	(8.0)%
Bourbon Orleans Hotel	220	$242.09	$218.43	10.8%	83.7%	90.8%	(7.1)%	$202.69	$198.25	2.2%
Cavallo Point, The Lodge at the Golden Gate	142	$613.11	$467.43	31.2%	56.8%	64.0%	(7.2)%	$348.54	$299.11	16.5%
Chicago Marriott Downtown Magnificent Mile	1,200	$273.80	$253.76	7.9%	70.8%	83.6%	(12.8)%	$193.76	$212.22	(8.7)%
Courtyard Denver Downtown	177	$233.95	$207.53	12.7%	83.3%	83.8%	(0.5)%	$194.88	$173.87	12.1%
Courtyard New York Manhattan/Fifth Avenue	189	$306.37	$270.86	13.1%	94.7%	90.9%	3.8%	$290.00	$246.20	17.8%
Courtyard New York Manhattan/Midtown East	321	$348.02	$274.26	26.9%	92.4%	97.3%	(4.9)%	$321.54	$266.76	20.5%
Embassy Suites by Hilton Bethesda	272	$183.55	$188.39	(2.6)%	80.0%	83.3%	(3.3)%	$146.80	$156.97	(6.5)%
Havana Cabana Key West	106	$293.87	$202.86	44.9%	86.7%	90.4%	(3.7)%	$254.75	$183.30	39.0%
Henderson Beach Resort	243	$500.73	$332.50	50.6%	74.1%	75.1%	(1.0)%	$370.82	$249.74	48.5%
Henderson Park Inn	37	$680.86	$515.16	32.2%	87.2%	90.8%	(3.6)%	$593.91	$467.58	27.0%
Hilton Boston Downtown/Faneuil Hall	403	$327.33	$375.21	(12.8)%	89.1%	90.5%	(1.4)%	$291.81	$339.67	(14.1)%
Hilton Burlington Lake Champlain	258	$242.28	$191.05	26.8%	79.0%	84.0%	(5.0)%	$191.35	$160.56	19.2%
Hilton Garden Inn New York/Times Square Central	282	$283.37	$275.97	2.7%	85.6%	98.7%	(13.1)%	$242.70	$272.38	(10.9)%
Hotel Clio	199	$326.27	$265.01	23.1%	74.2%	79.2%	(5.0)%	$241.96	$209.77	15.3%
Hotel Emblem San Francisco	96	$221.08	$227.87	(3.0)%	66.8%	87.1%	(20.3)%	$147.71	$198.47	(25.6)%
Hotel Palomar Phoenix	242	$204.26	$174.16	17.3%	78.2%	86.5%	(8.3)%	$159.72	$150.69	6.0%
Kimpton Shorebreak Resort	157	$337.46	$258.74	30.4%	83.3%	78.9%	4.4%	$280.94	$204.07	37.7%
L'Auberge de Sedona	88	$979.53	$669.18	46.4%	67.9%	83.8%	(15.9)%	$664.92	$560.63	18.6%
Lake Austin Spa Resort	40	$1,101.21	$896.53	22.8%	66.9%	59.0%	7.9%	$736.66	$528.56	39.4%
Margaritaville Beach House Key West	186	$396.70	$244.49	62.3%	90.0%	86.4%	3.6%	$356.95	$211.26	69.0%
Orchards Inn Sedona	70	$303.14	$267.91	13.1%	69.9%	85.0%	(15.1)%	$211.91	$227.70	(6.9)%
Salt Lake City Marriott Downtown at City Creek	510	$190.99	$167.09	14.3%	61.1%	72.8%	(11.7)%	$116.64	$121.65	(4.1)%
The Gwen Hotel	311	$339.69	$285.70	18.9%	78.4%	87.9%	(9.5)%	$266.27	$251.18	6.0%
The Hythe Vail	344	$261.14	$174.07	50.0%	34.3%	44.3%	(10.0)%	$89.56	$77.08	16.2%
The Landing Lake Tahoe Resort & Spa	82	$390.10	$270.62	44.2%	50.6%	55.1%	(4.5)%	$197.24	$149.15	32.2%
The Lindy Renaissance Charleston Hotel	167	$393.54	$301.89	30.4%	94.1%	90.3%	3.8%	$370.39	$272.57	35.9%
The Lodge at Sonoma Resort	182	$497.28	$327.39	51.9%	65.2%	77.4%	(12.2)%	$324.37	$253.52	27.9%
Tranquility Bay Beachfront Resort	103	$663.23	$420.16	57.9%	79.9%	90.2%	(10.3)%	$529.64	$379.06	39.7%
Westin Boston Waterfront	793	$267.62	$278.41	(3.9)%	91.4%	85.0%	6.4%	$244.72	$236.51	3.5%
Westin Fort Lauderdale Beach Resort	433	$258.71	$198.53	30.3%	73.7%	80.7%	(7.0)%	$190.66	$160.28	19.0%
Westin San Diego Bayview	436	$205.93	$199.95	3.0%	80.0%	82.5%	(2.5)%	$164.71	$164.92	(0.1)%
Westin Washington D.C. City Center	410	$250.82	$239.48	4.7%	78.0%	92.4%	(14.4)%	$195.73	$221.35	(11.6)%
Worthington Renaissance Fort Worth Hotel	504	$198.93	$192.06	3.6%	79.1%	77.5%	1.6%	$157.31	$148.88	5.7%
Comparable Total (1)	9,521	$294.66	$254.63	15.7%	76.8%	82.3%	(5.5)%	$226.41	$209.59	8.0%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2023	YTD 2022	B/(W) 2022	YTD 2023	YTD 2022	B/(W) 2022	YTD 2023	YTD 2022	B/(W) 2022

Atlanta Marriott Alpharetta	318	$154.36	$148.27	4.1%	68.0%	51.9%	16.1%	$105.04	$76.90	36.6%
Bourbon Orleans Hotel	220	$250.91	$250.51	0.2%	82.3%	57.8%	24.5%	$206.55	$144.75	42.7%
Cavallo Point, The Lodge at the Golden Gate	142	$591.51	$709.90	(16.7)%	54.8%	52.1%	2.7%	$324.01	$370.03	(12.4)%
Chicago Marriott Downtown Magnificent Mile	1,200	$243.61	$231.16	5.4%	55.2%	44.2%	11.0%	$134.56	$102.24	31.6%
Courtyard Denver Downtown	177	$209.18	$193.32	8.2%	76.2%	71.2%	5.0%	$159.47	$137.56	15.9%
Courtyard New York Manhattan/Fifth Avenue	189	$254.77	$231.54	10.0%	94.1%	89.5%	4.6%	$239.68	$207.26	15.6%
Courtyard New York Manhattan/Midtown East	321	$292.46	$276.54	5.8%	90.2%	76.5%	13.7%	$263.73	$211.45	24.7%
Embassy Suites by Hilton Bethesda	272	$165.60	$146.62	12.9%	70.9%	44.7%	26.2%	$117.35	$65.61	78.9%
Havana Cabana Key West	106	$336.84	$371.86	(9.4)%	87.3%	92.0%	(4.7)%	$294.11	$342.09	(14.0)%
Henderson Park Resort	243	$450.86	$489.67	(7.9)%	58.7%	66.0%	(7.3)%	$264.61	$323.42	(18.2)%
Henderson Park Inn	37	$615.29	$644.64	(4.6)%	65.0%	75.9%	(10.9)%	$399.75	$488.99	(18.2)%
Hilton Boston Downtown/Faneuil Hall	403	$292.45	$264.87	10.4%	69.2%	74.3%	(5.1)%	$202.29	$196.80	2.8%
Hilton Burlington Lake Champlain	258	$208.51	$200.81	3.8%	71.1%	67.7%	3.4%	$148.29	$135.88	9.1%
Hilton Garden Inn New York/Times Square Central	282	$238.67	$231.05	3.3%	85.5%	88.0%	(2.5)%	$204.00	$203.24	0.4%
Hotel Clio	199	$313.65	$290.80	7.9%	68.0%	66.2%	1.8%	$213.28	$192.37	10.9%
Hotel Emblem San Francisco	96	$252.09	$217.86	15.7%	65.3%	69.9%	(4.6)%	$164.54	$152.22	8.1%
Hotel Palomar Phoenix	242	$251.11	$234.31	7.2%	75.9%	71.1%	4.8%	$190.70	$166.48	14.5%
Kimpton Fort Lauderdale Beach Resort	96	$242.58	$262.57	(7.6)%	76.4%	71.0%	5.4%	$185.27	$186.38	(0.6)%
Kimpton Shorebreak Resort	157	$316.01	$329.33	(4.0)%	79.5%	78.5%	1.0%	$251.10	$258.69	(2.9)%
L'Auberge de Sedona	88	$969.79	$1,058.04	(8.3)%	62.7%	74.5%	(11.8)%	$608.25	$788.48	(22.9)%
Lake Austin Spa Resort	40	$1,110.65	$1,112.70	(0.2)%	61.3%	73.0%	(11.7)%	$680.96	$812.70	(16.2)%
Margaritaville Beach House Key West	186	$444.25	$516.31	(14.0)%	87.6%	89.5%	(1.9)%	$388.99	$462.06	(15.8)%
Orchards Inn Sedona	70	$297.81	$333.07	(10.6)%	64.7%	66.9%	(2.2)%	$192.81	$222.66	(13.4)%
Salt Lake City Marriott Downtown at City Creek	510	$195.54	$179.07	9.2%	64.1%	56.2%	7.9%	$125.36	$100.68	24.5%
The Gwen Hotel	311	$286.85	$277.93	3.2%	71.8%	69.2%	2.6%	$206.01	$192.33	7.1%
The Hythe Vail	344	$520.67	$508.11	2.5%	59.1%	52.7%	6.4%	$307.67	$267.53	15.0%
The Landing Lake Tahoe Resort & Spa	82	$379.67	$430.83	(11.9)%	40.8%	47.6%	(6.8)%	$155.02	$204.96	(24.4)%
The Lindy Renaissance Charleston Hotel	167	$365.12	$366.12	(0.3)%	89.3%	87.3%	2.0%	$326.19	$319.49	2.1%
The Lodge at Sonoma Resort	182	$435.66	$440.93	(1.2)%	59.9%	59.7%	0.2%	$260.85	$263.38	(1.0)%
Tranquility Bay Beachfront Resort	103	$735.05	$864.42	(15.0)%	77.0%	82.4%	(5.4)%	$565.82	$712.19	(20.6)%
Westin Boston Waterfront	793	$239.76	$231.75	3.5%	81.6%	69.9%	11.7%	$195.76	$162.00	20.8%
Westin Fort Lauderdale Beach Resort	433	$307.21	$300.54	2.2%	80.8%	85.0%	(4.2)%	$248.15	$255.32	(2.8)%
Westin San Diego Bayview	436	$210.13	$195.54	7.5%	77.0%	67.4%	9.6%	$161.75	$131.71	22.8%
Westin Washington D.C. City Center	410	$234.16	$218.49	7.2%	73.0%	57.5%	15.5%	$171.01	$125.70	36.0%
Worthington Renaissance Fort Worth Hotel	504	$197.81	$191.00	3.6%	76.6%	69.1%	7.5%	$151.51	$132.02	14.8%
Comparable Total (1)	9,521	$286.94	$293.47	(2.2)%	71.8%	65.4%	6.4%	$205.94	$192.05	7.2%
(1) Amounts include the pre-acquisition operating results of hotels acquired in 2022 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2023	YTD 2019	B/(W) 2019	YTD 2023	YTD 2019	B/(W) 2019	YTD 2023	YTD 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$154.36	$168.59	(8.4)%	68.0%	72.6%	(4.6)%	$105.04	$122.44	(14.2)%
Bourbon Orleans Hotel	220	$250.91	$227.80	10.1%	82.3%	86.6%	(4.3)%	$206.55	$197.32	4.7%
Cavallo Point, The Lodge at the Golden Gate	142	$591.51	$452.75	30.6%	54.8%	63.7%	(8.9)%	$324.01	$288.31	12.4%
Chicago Marriott Downtown Magnificent Mile	1,200	$243.61	$217.58	12.0%	55.2%	67.7%	(12.5)%	$134.56	$147.36	(8.7)%
Courtyard Denver Downtown	177	$209.18	$191.01	9.5%	76.2%	78.6%	(2.4)%	$159.47	$150.07	6.3%
Courtyard New York Manhattan/Fifth Avenue	189	$254.77	$244.03	4.4%	94.1%	84.2%	9.9%	$239.68	$205.48	16.6%
Courtyard New York Manhattan/Midtown East	321	$292.46	$233.54	25.2%	90.2%	94.7%	(4.5)%	$263.73	$221.06	19.3%
Embassy Suites by Hilton Bethesda	272	$165.60	$181.32	(8.7)%	70.9%	74.4%	(3.5)%	$117.35	$134.84	(13.0)%
Havana Cabana Key West	106	$336.84	$229.10	47.0%	87.3%	92.5%	(5.2)%	$294.11	$211.96	38.8%
Henderson Beach Resort	243	$450.86	$305.54	47.6%	58.7%	57.2%	1.5%	$264.61	$174.65	51.5%
Henderson Park Inn	37	$615.29	$455.46	35.1%	65.0%	71.6%	(6.6)%	$399.75	$326.31	22.5%
Hilton Boston Downtown/Faneuil Hall	403	$292.45	$290.58	0.6%	69.2%	87.0%	(17.8)%	$202.29	$252.94	(20.0)%
Hilton Burlington Lake Champlain	258	$208.51	$163.67	27.4%	71.1%	77.4%	(6.3)%	$148.29	$126.66	17.1%
Hilton Garden Inn New York/Times Square Central	282	$238.67	$228.97	4.2%	85.5%	98.4%	(12.9)%	$204.00	$225.19	(9.4)%
Hotel Clio	199	$313.65	$256.26	22.4%	68.0%	63.1%	4.9%	$213.28	$161.57	32.0%
Hotel Emblem San Francisco	96	$252.09	$235.46	7.1%	65.3%	72.4%	(7.1)%	$164.54	$170.45	(3.5)%
Hotel Palomar Phoenix	242	$251.11	$203.74	23.3%	75.9%	87.4%	(11.5)%	$190.70	$178.02	7.1%
Kimpton Shorebreak Resort	157	$316.01	$248.09	27.4%	79.5%	77.1%	2.4%	$251.10	$191.22	31.3%
L'Auberge de Sedona	88	$969.79	$623.67	55.5%	62.7%	82.1%	(19.4)%	$608.25	$512.04	18.8%
Lake Austin Spa Resort	40	$1,110.65	$842.67	31.8%	61.3%	61.0%	0.3%	$680.96	$513.63	32.6%
Margaritaville Beach House Key West	186	$444.25	$278.48	59.5%	87.6%	90.2%	(2.6)%	$388.99	$251.22	54.8%
Orchards Inn Sedona	70	$297.81	$262.04	13.7%	64.7%	79.5%	(14.8)%	$192.81	$208.25	(7.4)%
Salt Lake City Marriott Downtown at City Creek	510	$195.54	$170.00	15.0%	64.1%	66.0%	(1.9)%	$125.36	$112.24	11.7%
The Gwen Hotel	311	$286.85	$242.95	18.1%	71.8%	79.2%	(7.4)%	$206.01	$192.44	7.1%
The Hythe Vail	344	$520.67	$346.67	50.2%	59.1%	63.2%	(4.1)%	$307.67	$219.14	40.4%
The Landing Lake Tahoe Resort & Spa	82	$379.67	$273.14	39.0%	40.8%	54.1%	(13.3)%	$155.02	$147.69	5.0%
The Lindy Renaissance Charleston Hotel	167	$365.12	$270.69	34.9%	89.3%	87.1%	2.2%	$326.19	$235.71	38.4%
The Lodge at Sonoma Resort	182	$435.66	$286.18	52.2%	59.9%	69.5%	(9.6)%	$260.85	$198.88	31.2%
Tranquility Bay Beachfront Resort	103	$735.05	$456.26	61.1%	77.0%	90.9%	(13.9)%	$565.82	$414.93	36.4%
Westin Boston Waterfront	793	$239.76	$245.47	(2.3)%	81.6%	75.3%	6.3%	$195.76	$184.74	6.0%
Westin Fort Lauderdale Beach Resort	433	$307.21	$228.58	34.4%	80.8%	88.1%	(7.3)%	$248.15	$201.29	23.3%
Westin San Diego Bayview	436	$210.13	$195.09	7.7%	77.0%	80.0%	(3.0)%	$161.75	$156.11	3.6%
Westin Washington D.C. City Center	410	$234.16	$222.10	5.4%	73.0%	85.0%	(12.0)%	$171.01	$188.80	(9.4)%
Worthington Renaissance Fort Worth Hotel	504	$197.81	$190.08	4.1%	76.6%	78.5%	(1.9)%	$151.51	$149.15	1.6%
Comparable Total (1)	9,521	$286.94	$241.22	19.0%	71.8%	77.3%	(5.5)%	$205.94	$186.36	10.5%
(1) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and exclude the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Second Quarter 2023

		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel Adjusted EBITDA
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)
Atlanta Marriott Alpharetta	$4,240	$1,122	$359	$—	$—	$1,481
Bourbon Orleans Hotel	$4,947	$1,326	$850	$—	$6	$2,182
Cavallo Point, The Lodge at the Golden Gate	$12,255	$2,205	$1,396	$—	$94	$3,695
Chicago Marriott Downtown Magnificent Mile	$31,983	$8,556	$3,538	$6	$(397)	$11,703
Courtyard Denver Downtown	$3,455	$1,238	$378	$—	$—	$1,616
Courtyard New York Manhattan/Fifth Avenue	$5,081	$849	$401	$—	$253	$1,503
Courtyard New York Manhattan/Midtown East	$9,763	$2,281	$504	$891	$—	$3,676
Embassy Suites by Hilton Bethesda	$4,187	$(989)	$568	$—	$1,467	$1,046
Havana Cabana Key West	$3,338	$786	$309	$—	$—	$1,095
Henderson Beach Resort	$14,243	$3,466	$1,034	$—	$—	$4,500
Henderson Park Inn	$3,126	$1,387	$250	$—	$—	$1,637
Hilton Boston Downtown/Faneuil Hall	$11,812	$3,122	$1,548	$—	$—	$4,670
Hilton Burlington Lake Champlain	$6,207	$1,711	$560	$—	$—	$2,271
Hilton Garden Inn New York/Times Square Central	$6,855	$1,216	$645	$—	$—	$1,861
Hotel Clio	$6,781	$203	$860	$633	$5	$1,701
Hotel Emblem San Francisco	$1,538	$(447)	$296	$—	$—	$(151)
Hotel Palomar Phoenix	$6,201	$944	$488	$—	$178	$1,610
Kimpton Fort Lauderdale Beach Resort	$1,971	$(397)	$306	$—	$—	$(91)
Kimpton Shorebreak Resort	$5,849	$1,834	$383	$—	$—	$2,217
L'Auberge de Sedona	$8,755	$2,546	$383	$—	$—	$2,929
Lake Austin Spa Resort	$5,970	$1,264	$641	$—	$—	$1,905
Margaritaville Beach House Key West	$8,201	$2,806	$791	$—	$—	$3,597
Orchards Inn Sedona	$2,591	$661	$89	$—	$42	$792
Salt Lake City Marriott Downtown at City Creek	$7,312	$2,021	$668	$—	$11	$2,700
The Gwen Hotel	$10,790	$2,300	$1,050	$—	$—	$3,350
The Hythe Vail	$5,412	$(1,177)	$1,200	$—	$—	$23
The Landing Lake Tahoe Resort & Spa	$2,754	$405	$309	$—	$—	$714
The Lindy Renaissance Charleston Hotel	$6,849	$2,912	$476	$—	$—	$3,388
The Lodge at Sonoma Resort	$8,960	$2,184	$641	$—	$—	$2,825
Tranquility Bay Beachfront Resort	$6,352	$1,649	$437	$—	$—	$2,086
Westin Boston Seaport District	$27,399	$4,001	$2,478	$1,990	$(122)	$8,347
Westin Fort Lauderdale Beach Resort	$16,236	$2,504	$1,015	$—	$—	$3,519
Westin San Diego Bayview	$8,418	$1,425	$855	$—	$—	$2,280
Westin Washington D.C. City Center	$8,948	$1,743	$1,024	$—	$—	$2,767
Worthington Renaissance Fort Worth Hotel	$12,468	$2,266	$1,110	$715	$—	$4,091
Total	$291,247	$59,923	$27,840	$4,235	$1,537	$93,529
Less: Non Comparable Hotel (2)	$(1,971)	$397	$(306)	$—	$—	$91
Comparable Total	$289,276	$60,320	$27,534	$4,235	$1,537	$93,620
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the operating results of the Kimpton Fort Lauderdale Beach Resort, which is non-comparable since the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Second Quarter 2022
		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	$3,786	$888	$373	$—	$—	$1,261
Bourbon Orleans Hotel	$4,215	$1,135	$828	$—	$6	$1,969
Cavallo Point, The Lodge at the Golden Gate	$13,395	$2,872	$1,865	$—	$94	$4,831
Chicago Marriott Downtown Magnificent Mile	$27,279	$8,367	$3,855	$6	$(397)	$11,831
Courtyard Denver Downtown	$3,272	$1,338	$376	$—	$—	$1,714
Courtyard New York Manhattan/Fifth Avenue	$4,887	$544	$331	$—	$253	$1,128
Courtyard New York Manhattan/Midtown East	$8,877	$1,708	$487	$910	$—	$3,105
Embassy Suites by Hilton Bethesda	$2,915	$(1,811)	$561	$—	$1,481	$231
Havana Cabana Key West	$3,790	$1,336	$271	$—	$—	$1,607
Henderson Beach Resort	$15,388	$3,502	$970	$—	$—	$4,472
Henderson Park Inn	$3,060	$1,334	$223	$—	$—	$1,557
Hilton Boston Downtown/Faneuil Hall	$11,310	$3,756	$1,016	$—	$—	$4,772
Hilton Burlington Lake Champlain	$5,495	$1,465	$563	$—	$—	$2,028
Hilton Garden Inn New York/Times Square Central	$7,733	$2,056	$625	$—	$—	$2,681
Hotel Clio	$6,971	$291	$851	$647	$5	$1,794
Hotel Emblem San Francisco	$2,158	$230	$294	$—	$—	$524
Hotel Palomar Phoenix	$5,343	$722	$672	$—	$181	$1,575
Kimpton Fort Lauderdale Beach Resort	$1,962	$39	$314	$—	$—	$353
Kimpton Shorebreak Resort	$6,381	$2,240	$402	$—	$—	$2,642
L'Auberge de Sedona	$10,198	$4,064	$356	$—	$—	$4,420
Margaritaville Beach House Key West	$8,741	$3,521	$786	$—	$—	$4,307
Orchards Inn Sedona	$2,783	$1,107	$85	$—	$42	$1,234
Salt Lake City Marriott Downtown at City Creek	$6,786	$1,402	$564	$479	$11	$2,456
The Gwen Hotel	$11,136	$3,737	$1,070	$—	$—	$4,807
The Hythe Vail	$5,263	$(1,684)	$1,203	$—	$—	$(481)
The Landing Lake Tahoe Resort & Spa	$2,763	$556	$217	$—	$—	$773
The Lindy Renaissance Charleston Hotel	$7,178	$2,997	$462	$—	$—	$3,459
The Lodge at Sonoma Resort	$9,333	$2,466	$632	$261	$—	$3,359
Tranquility Bay Beachfront Resort	$7,173	$1,737	$732	$—	$—	$2,469
Westin Boston Seaport District	$25,423	$3,823	$2,442	$2,037	$(122)	$8,180
Westin Fort Lauderdale Beach Resort	$18,282	$5,295	$982	$—	$—	$6,277
Westin San Diego Bayview	$8,557	$2,009	$836	$585	$—	$3,430
Westin Washington D.C. City Center	$8,879	$1,427	$1,034	$592	$—	$3,053
Worthington Renaissance Fort Worth Hotel	$10,695	$1,668	$1,111	$732	$2	$3,513
Total	$281,407	$66,137	$27,389	$6,249	$1,556	$101,331
Add: Prior Ownership Results (2)	$5,171	$2,337	$(14)	$—	$—	$2,323
Comparable Total	$286,578	$68,474	$27,375	$6,249	$1,556	$103,654
(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2)     Represents the pre-acquisition operating results of our 2022 acquisitions and excludes the Kimpton Fort Lauderdale Beach Resort.

	Hotel Adjusted EBITDA Reconciliation - Second Quarter 2019
		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	$4,862	$1,188	$459	$—	$—	$1,647
Cavallo Point, The Lodge at the Golden Gate	$10,721	$1,268	$1,789	$—	$110	$3,167
Chicago Marriott Downtown Magnificent Mile	$34,590	$9,306	$4,166	$47	$(397)	$13,122
Courtyard Denver Downtown	$3,291	$1,466	$287	$—	$—	$1,753
Courtyard New York Manhattan/Fifth Avenue	$4,341	$283	$440	$—	$253	$976
Courtyard New York Manhattan/Midtown East	$8,048	$981	$688	$964	$—	$2,633
Embassy Suites by Hilton Bethesda	$5,234	$18	$474	$—	$1,517	$2,009
Frenchman's Reef & Morning Star Marriott Beach Resort	$—	$(2)	$—	$—	$—	$(2)
Havana Cabana Key West	$2,438	$746	$235	$—	$—	$981
Hilton Boston Downtown/Faneuil Hall	$13,161	$4,939	$1,233	$—	$—	$6,172
Hilton Burlington Lake Champlain	$4,993	$1,422	$515	$—	$—	$1,937
Hilton Garden Inn New York/Times Square Central	$7,090	$1,457	$826	$—	$—	$2,283
Hotel Clio	$5,797	$265	$688	$687	$6	$1,646
Hotel Emblem San Francisco	$1,995	$180	$297	$—	$—	$477
Hotel Palomar Phoenix	$6,070	$668	$663	$38	$295	$1,664
Kimpton Shorebreak Resort	$4,483	$1,192	$349	$—	$40	$1,581
L'Auberge de Sedona	$7,668	$2,101	$508	$—	$—	$2,609
Margaritaville Beach House Key West	$4,446	$1,217	$344	$—	$—	$1,561
Orchards Inn Sedona	$2,414	$622	$237	$—	$42	$901
Salt Lake City Marriott Downtown at City Creek	$7,863	$1,695	$574	$606	$—	$2,875
The Gwen Hotel	$9,881	$2,332	$1,149	$—	$—	$3,481
The Hythe Vail	$4,485	$(1,622)	$1,035	$—	$—	$(587)
The Landing Lake Tahoe Resort & Spa	$1,804	$(332)	$385	$—	$—	$53
The Lexington Hotel	$18,275	$1,324	$3,557	$8	$8	$4,897
The Lindy Renaissance Charleston Hotel	$4,685	$1,906	$418	$—	$(32)	$2,292
The Lodge at Sonoma Resort	$6,946	$1,501	$529	$280	$—	$2,310
Westin Boston Seaport District	$29,239	$5,918	$2,436	$2,169	$(60)	$10,463
Westin Fort Lauderdale Beach Resort	$12,614	$2,220	$1,633	$—	$—	$3,853
Westin San Diego Bayview	$9,033	$1,629	$1,136	$634	$—	$3,399
Westin Washington D.C. City Center	$10,316	$2,030	$1,317	$662	$—	$4,009
Worthington Renaissance Fort Worth Hotel	$11,135	$2,548	$968	$780	$2	$4,298
Total	$257,918	$50,466	$29,335	$6,875	$1,784	$88,351
Add: Prior Ownership Results (2)	$25,088	$4,897	$2,039	$—	$—	$6,936
Less: Sold Hotels (3)	$(18,275)	$(1,322)	$(3,557)	$(8)	$(8)	$(4,895)
Comparable Total	$264,731	$54,041	$27,817	$6,867	$1,776	$90,392

(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2023
	Total Revenues	Net Income / (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Adjustments (1)	Equals: Hotel Adjusted EBITDA

Atlanta Marriott Alpharetta	$8,257	$2,062	$724	$—	$—	$2,786
Bourbon Orleans Hotel	$10,011	$2,755	$1,687	$—	$13	$4,455
Cavallo Point, The Lodge at the Golden Gate	$22,648	$3,099	$2,788	$—	$187	$6,074
Chicago Marriott Downtown Magnificent Mile	$47,267	$5,961	$7,192	$12	$(795)	$12,370
Courtyard Denver Downtown	$5,653	$1,514	$754	$—	$—	$2,268
Courtyard New York Manhattan/Fifth Avenue	$8,344	$94	$746	$—	$507	$1,347
Courtyard New York Manhattan/Midtown East	$15,969	$1,279	$1,005	$1,777	$—	$4,061
Embassy Suites by Hilton Bethesda	$6,752	$(3,152)	$1,143	$—	$2,946	$937
Havana Cabana Key West	$7,339	$2,329	$587	$—	$—	$2,916
Henderson Beach Resort	$20,800	$2,458	$2,033	$—	$—	$4,491
Henderson Park Inn	$4,198	$1,139	$502	$—	$—	$1,641
Hilton Boston Downtown/Faneuil Hall	$16,598	$1,578	$2,672	$—	$—	$4,250
Hilton Burlington Lake Champlain	$9,479	$1,281	$1,128	$—	$—	$2,409
Hilton Garden Inn New York/Times Square Central	$11,608	$981	$1,284	$—	$—	$2,265
Hotel Clio	$12,135	$(717)	$1,722	$1,262	$10	$2,277
Hotel Emblem San Francisco	$3,539	$(477)	$594	$—	$—	$117
Hotel Palomar Phoenix	$13,855	$2,924	$1,149	$—	$359	$4,432
Kimpton Fort Lauderdale Beach Resort	$5,146	$187	$609	$—	$—	$796
Kimpton Shorebreak Resort	$10,376	$2,614	$796	$—	$—	$3,410
L'Auberge de Sedona	$15,616	$3,982	$744	$—	$—	$4,726
Lake Austin Spa Resort	$10,919	$1,719	$1,269	$—	$—	$2,988
Margaritaville Beach House Key West	$17,422	$6,884	$1,591	$—	$—	$8,475
Orchards Inn Sedona	$4,639	$1,100	$180	$—	$84	$1,364
Salt Lake City Marriott Downtown at City Creek	$15,604	$4,514	$1,234	$—	$21	$5,769
The Gwen Hotel	$16,379	$786	$2,133	$—	$—	$2,919
The Hythe Vail	$27,307	$9,477	$2,402	$—	$—	$11,879
The Landing Lake Tahoe Resort & Spa	$4,307	$(155)	$532	$—	$—	$377
The Lindy Renaissance Charleston Hotel	$12,250	$4,786	$941	$—	$—	$5,727
The Lodge at Sonoma Resort	$15,066	$2,581	$1,298	$—	$—	$3,879
Tranquility Bay Beachfront Resort	$13,334	$3,688	$866	$—	$—	$4,554
Westin Boston Seaport District	$45,431	$2,135	$4,949	$3,970	$(245)	$10,809
Westin Fort Lauderdale Beach Resort	$39,219	$10,810	$2,068	$—	$—	$12,878
Westin San Diego Bayview	$17,118	$3,437	$1,710	$—	$—	$5,147
Westin Washington D.C. City Center	$15,655	$1,679	$2,044	$—	$—	$3,723
Worthington Renaissance Fort Worth Hotel	$24,560	$4,173	$2,236	$1,427	$—	$7,836
Total	$534,800	$89,505	$55,312	$8,448	$3,087	$156,345
Less: Non-Comparable Hotel (2)	$(5,146)	$(187)	$(609)	$—	$—	$(796)
Comparable Total	$529,654	$89,318	$54,703	$8,448	$3,087	$155,549
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the operating results of the Kimpton Fort Lauderdale Beach Resort, which is non-comparable since the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2022
		Net Income /(Loss)	Plus:	Plus:	Plus:	Equals: Hotel
	Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	$6,254	$1,167	$743	$—	$—	$1,910
Bourbon Orleans Hotel	$7,264	$1,210	$1,648	$—	$13	$2,871
Cavallo Point, The Lodge at the Golden Gate	$23,030	$3,904	$3,691	$—	$187	$7,782
Chicago Marriott Downtown Magnificent Mile	$35,885	$2,165	$7,848	$11	$(795)	$9,229
Courtyard Denver Downtown	$5,005	$1,520	$752	$—	$—	$2,272
Courtyard New York Manhattan/Fifth Avenue	$7,237	$(631)	$661	$—	$507	$537
Courtyard New York Manhattan/Midtown East	$12,717	$(564)	$971	$1,816	$—	$2,223
Embassy Suites by Hilton Bethesda	$3,855	$(4,910)	$1,114	$—	$2,972	$(824)
Havana Cabana Key West	$8,405	$3,518	$554	$—	$—	$4,072
Henderson Beach Resort	$22,294	$2,896	$1,923	$—	$—	$4,819
Henderson Park Inn	$4,437	$1,251	$438	$—	$—	$1,689
Hilton Boston Downtown/Faneuil Hall	$16,100	$2,719	$2,073	$—	$—	$4,792
Hilton Burlington Lake Champlain	$8,263	$1,367	$1,124	$—	$—	$2,491
Hilton Garden Inn New York/Times Square Central	$11,411	$1,445	$1,245	$—	$—	$2,690
Hotel Clio	$11,911	$(155)	$1,652	$1,291	$10	$2,798
Hotel Emblem San Francisco	$3,232	$(243)	$594	$—	$—	$351
Hotel Palomar Phoenix	$11,725	$2,529	$1,347	$—	$366	$4,242
Kimpton Fort Lauderdale Beach Resort	$1,962	$39	$314	$—	$—	$353
Kimpton Shorebreak Resort	$10,780	$3,235	$805	$—	$—	$4,040
L'Auberge de Sedona	$18,393	$6,442	$749	$—	$—	$7,191
Margaritaville Beach House Key West	$19,690	$8,857	$1,592	$—	$—	$10,449
Orchards Inn Sedona	$5,016	$1,698	$169	$—	$84	$1,951
Salt Lake City Marriott Downtown at City Creek	$12,684	$2,444	$1,086	$957	$21	$4,508
The Gwen Hotel	$16,174	$2,053	$2,145	$—	$—	$4,198
The Hythe Vail	$22,996	$6,243	$2,400	$—	$—	$8,643
The Landing Lake Tahoe Resort & Spa	$4,939	$1,112	$575	$—	$—	$1,687
The Lindy Renaissance Charleston Hotel	$12,102	$4,618	$918	$—	$—	$5,536
The Lodge at Sonoma Resort	$14,530	$2,369	$1,260	$521	$—	$4,150
Tranquility Bay Beachfront Resort	$15,222	$4,611	$865	$—	$—	$5,476
Westin Boston Seaport District	$38,447	$(38)	$4,898	$4,065	$(245)	$8,680
Westin Fort Lauderdale Beach Resort	$40,731	$15,555	$1,974	$—	$—	$17,529
Westin San Diego Bayview	$13,562	$1,698	$1,642	$1,169	$—	$4,509
Westin Washington D.C. City Center	$11,796	$44	$2,052	$1,184	$—	$3,280
Worthington Renaissance Fort Worth Hotel	$20,191	$2,750	$2,222	$1,461	$4	$6,437
Total	$478,240	$82,918	$54,044	$12,475	$3,124	$152,558
Add: Prior Ownership Results (2)	$12,010	$4,199	$296	$—	$—	$4,495
Comparable Total	$490,250	$87,117	$54,340	$12,475	$3,124	$157,053
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2022 acquisitions and excludes the Kimpton Fort Lauderdale Beach Resort.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2019
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	$10,172	$2,768	$934	$—	$—	$3,702
Cavallo Point, The Lodge at the Golden Gate	$19,967	$1,047	$3,729	$—	$142	$4,918
Chicago Marriott Downtown Magnificent Mile	$50,721	$5,239	$8,295	$118	$(795)	$12,857
Courtyard Denver Downtown	$5,537	$2,014	$584	$—	$—	$2,598
Courtyard New York Manhattan/Fifth Avenue	$7,226	$(622)	$881	$—	$507	$766
Courtyard New York Manhattan/Midtown East	$13,303	$(640)	$1,379	$1,922	$—	$2,661
Embassy Suites by Hilton Bethesda	$9,171	$(954)	$951	$—	$3,042	$3,039
Frenchman's Reef & Morning Star Marriott Beach Resort	$—	$8,800	$—	$—	$—	$8,800
Havana Cabana Key West	$5,354	$1,949	$480	$—	$—	$2,429
Hilton Boston Downtown/Faneuil Hall	$19,833	$4,853	$2,477	$—	$—	$7,330
Hilton Burlington Lake Champlain	$7,910	$1,466	$1,015	$—	$—	$2,481
Hilton Garden Inn New York/Times Square Central	$11,714	$787	$1,671	$—	$—	$2,458
Hotel Clio	$8,474	$(1,213)	$1,229	$1,370	$12	$1,398
Hotel Emblem San Francisco	$3,344	$(77)	$572	$—	$—	$495
Hotel Palomar Phoenix	$13,683	$2,743	$1,329	$76	$589	$4,737
Kimpton Shorebreak Resort	$8,424	$1,778	$698	$—	$81	$2,557
L'Auberge de Sedona	$13,622	$2,960	$1,017	$—	$—	$3,977
Margaritaville Beach House Key West	$10,240	$3,612	$682	$—	$—	$4,294
Orchards Inn Sedona	$4,292	$896	$475	$—	$84	$1,455
Salt Lake City Marriott Downtown at City Creek	$14,737	$2,752	$1,104	$1,210	$—	$5,066
The Gwen Hotel	$14,937	$773	$2,208	$—	$—	$2,981
The Hythe Vail, a Luxury Collection Resort	$19,880	$4,923	$2,025	$—	$—	$6,948
The Landing Lake Tahoe Resort & Spa	$3,558	$(792)	$761	$—	$—	$(31)
The Lexington Hotel	$29,534	$(3,098)	$7,085	$12	$16	$4,015
The Lindy Renaissance Charleston Hotel	$8,168	$2,796	$821	$—	$(63)	$3,554
The Lodge at Sonoma Resort	$11,475	$1,165	$1,064	$558	$—	$2,787
Westin Boston Seaport District	$46,982	$3,873	$4,849	$4,324	$(120)	$12,926
Westin Fort Lauderdale Beach Resort	$30,115	$8,172	$3,178	$—	$—	$11,350
Westin San Diego Bayview	$17,679	$3,330	$2,262	$1,264	$—	$6,856
Westin Washington D.C. City Center	$17,410	$1,795	$2,639	$1,322	$—	$5,756
Worthington Renaissance Fort Worth Hotel	$22,831	$5,729	$1,937	$1,555	$4	$9,225
Total	$460,293	$68,824	$58,331	$13,731	$3,499	$144,280
Add: Prior Ownership Results (2)	$44,475	$6,617	$4,077	$—	$—	$10,694
Less: Sold Hotels (3)	$(29,534)	$(5,702)	$(7,085)	$(12)	$(16)	$(12,815)
Comparable Total	$475,234	$69,739	$55,323	$13,719	$3,483	$142,159
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.